[FRONT COVER]

Oppenheimer Enterprise Fund
Annual Report August 31, 1996

[PICTURE OF COUPLE WITH A LAPTOP COMPUTER]


                                   "We're looking for

                                   high growth,

                                   and that means

                                   investing

                                   aggressively

                                   and for

                                   the long haul."



[LOGO] OppenheimerFunds(R)

This Fund is for people who want to take part in opportunities presented by small, unknown companies with high growth potential.

How Your Fund is Managed

Oppenheimer Enterprise Fund seeks capital appreciation by investing primarily in equity securities of small U.S. and foreign companies that are believed to have favorable growth prospects. Historically, the stocks of small companies have offered long-term investors favorable opportunities for growth. The Fund looks to invest in companies before they're discovered by the market, when their potential for rapid growth is greatest. The Fund intends to emphasize "micro-cap" stocks--those with market capitalization of up to $200 million. Although small-cap stocks may be subject to more severe price fluctuations because they involve greater risks than the stocks of larger companies, small-cap stocks have a history of often outperforming larger-cap common stocks over time. Through careful stock selection and diversification, overall risk inherent in such securities can be lowered.

Performance

Cumulative total returns at net asset value since inception of the Fund on 11/7/95 for Class A, B and C shares were 54.80%, 53.90% and 53.90%, respectively.1

      Your Fund's cumulative total returns at maximum offering price since inception of the Fund on 11/7/95 for Class A, B and C shares were 45.90%, 48.90% and 52.90%, respectively.2

Outlook

"We are optimistic about the environment for small-cap growth stocks. We are concentrating on companies that we believe are most likely to deliver the high earnings growth results we are looking for, and we remain vigilant in our efforts to avoid disappointments."

                                                   Jay Tracey, Portfolio Manager
                                                                 August 31, 1996


Total returns include change in share price and reinvestment of dividends and capital gains distributions. Past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

1. Based on the change in net asset value per share for the period shown, without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

2. Class A returns show results of a hypothetical investment on 11/7/95 (commencement of operations), after deducting the current maximum initial sales charge of 5.75%. Class B returns show results of a hypothetical investment on 11/7/95, after the deduction of the applicable contingent deferred sales charge of 5%. Class C returns show results of a hypothetical investment on 11/7/95, after the deduction of the 1% contingent deferred sales charge. When such returns are calculated in the same manner for the period ended 9/30/96, they are as follows: for Class A, B and C shares, cumulative total returns since inception were 52.21%, 55.50% and 59.40%, respectively. An explanation of the different total returns is in the Fund's prospectus.

2  Oppenheimer Enterprise Fund

[PHOTO-BRIDGET A. MACASKILL]
Bridget A. Macaskill
President
Oppenheimer
Enterprise Fund


Dear Shareholder,

Over the past few months, the stock market has shown investors just how unpredictable it can be. During this time, the market has experienced some remarkable shifts, both up and down. Despite the recent volatility, we remain optimistic and see this activity as "normal" movement in a bull market rather than the onset of a bear market. Here's why.

     We entered this period agreeing with many experts that the stock market was probably due for some kind of a downturn. After all, we had not experienced any real market correction in six years, making this the longest bull market of the post-World War II era. Although the market did decline significantly in June and July, we believe that long-term it will remain strong for the following three reasons: strong corporate profits; low inflation; and stabilized interest rates.

     First, because corporate profits of U.S. companies had advanced at a double-digit rate between 1992 and 1995, investors had fully expected this year's profit tallies to be flat. But instead, corporate America continued to perform. Corporate profits were strong during the first part of the year due to the fact that many companies reduced their operating expenses and frequently applied their profits to their businesses.

     Second, it is our belief that in today's world, faster economic growth may not necessarily mean higher inflation. For example, despite reports of an increase in hourly wages, inflation has remained low. In fact, our outlook is that inflation will remain under control, primarily because of the Federal Reserve's conservative monetary policy over the last few years, as well as the declining federal government deficit which should help the stock market to remain strong.

     Third, the strength of the stock market earlier this year is all the more noteworthy because it came during a time when interest rates moved up sharply--the yield on the benchmark 30-year U.S. Treasury bond rose from under 6% in January to about 7% today. Interest rates have been rising partly because investors are concerned about whether the economy is growing fast enough to generate higher inflation. And, while it's impossible to predict how interest rates will fluctuate, we believe they will stabilize over the next few months. Rest assured, however, that we will continue to monitor this situation very closely and would become very cautious in anticipating the stock market's performance if inflation were to flare up.

     Taking these factors into account this year, our managers have worked hard to strive to meet their Fund's objective--being careful not to abandon their investment styles in response to short-term changes in the market. Additionally, they understand that, historically, a diversified portfolio of stocks has provided superior growth over the long term. With that in mind, it is critical for investors to remain focused on long-term goals and put near-term fluctuations in their proper perspective.

     Your portfolio managers discuss the outlook for your Fund in light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds. We look forward to helping you reach your investment goals in the future.



/s/ Bridget A. Macaskill

Bridget A. Macaskill


September 20, 1996


3 Oppenheimer Enterprise Fund

Q+A

Q How has
the Fund
performed?


An interview with your Fund's managers.


How has the Fund performed over the period?

The Fund has performed very well since its inception. Through May 1996, Enterprise Fund benefited both from stock selection and strong small-cap growth stock leadership. However, the two-month stock market correction that followed had an adverse impact largely because the stocks that had made the most gains in the first four months of the year also gave up the most gains during the decline. This is the kind of normal adjustment that has happened many times in the past, which serves to bring stocks that have outrun underlying company earnings back into line with fundamentals and more realistic price-to-earnings ratios. The Fund's subsequent gain in August outpaced the market, in particular small-caps, and was primarily due to our strong stock selection.

What investments made positive contributions to performance?

In selecting stocks for this Fund, we use a "bottom-up" approach: that is, the composition of the Fund's portfolio is a function of buying stocks for their individual sales and earnings growth characteristics. As a result, positive contributions were made by stocks in a wide range of sectors. Some of the best-performing stocks in the Fund include leading-edge computer software, commercial and consumer services, specialty finance, oil field services and entrepreneurial consumer products companies. Generally, the stocks that have performed the best are those companies that have reported the strongest earnings results. In this regard, we are pleased that the vast majority of the Fund's holdings have continued to report strong growth, at and often above our expectations. Because history has shown us


4 Oppenheimer Enterprise Fund

[VARIOUS PHOTOS]

Facing page
Top left: Jay Tracey,
Portfolio Manager

Top right: Robert Doll, Executive VP,
Director of Equity Investments

Bottom: Michael Levine, Member
of Equity Investments Team

This page
Top: Richard Rubinstein, Member
of Equity Investments Team

Bottom:Paul LaRocco, Member
of Equity Investments Team


A The Fund
has done
very well
since its
inception.


that over time, stock prices follow earnings trends, we are very optimistic for the future.3

What stocks were weak performers during the period?

Although we had some poor performing stocks in each sector, several of the early-stage, exciting but speculative healthcare products companies were hit hard during the June/July market decline. However, both during the early stages of the decline and during the August rebound we reduced the Fund's exposure to speculative, development-stage companies and increased its portfolio concentration in our highest-confidence holdings.

What factors do you expect to have the most impact on the Fund in the current market environment?

The most important driver of Fund performance over the long term will be the success of its individual stock holdings. However, in the short run, outside influences may have a negative impact. Those influences include the performance of corporate profits in the economy, the direction of interest rates, and the state of market psychology. In terms of profits, we see continued moderate growth in the economy--an environment which should be conducive to the continued success of small growth companies.

      Also, market psychology remains positive as demand for stocks continues to exceed supply. At this juncture, from an earnings, interest rates and trend point of view, we are optimistic about the Fund's prospects going forward.

What is your outlook for the Fund?

We are optimistic about the environment for small-cap growth stocks. After some recent repositioning, the Fund still remains aggressively positioned, emphasizing innovative healthcare technology and services companies, leading-edge computer software firms and rapidly growing commercial services. We are concentrating on companies that we believe are most likely to deliver high earnings growth results, and we remain vigilant in our efforts to avoid disappointments. Given the strong outlook for our portfolio holdings, we remain optimistic as we look over the balance of 1996 and into 1997. []



3. The Fund's portfolio is subject to change.



5  Oppenheimer Enterprise Fund



                    Statement of Investments   August 31, 1996

                                                                                                                      Market Value
                                                                                                          Shares      See Note 1
====================================================================================================================================
Common Stocks--96.5%
------------------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals--30.5%
------------------------------------------------------------------------------------------------------------------------------------
Autos & Housing--12.2%
                    Alrenco, Inc.(1)                                                                       67,700     $    1,523,250
                    ----------------------------------------------------------------------------------------------------------------
                    Belmont Homes, Inc.(1)                                                                 50,000          1,075,000
                    ----------------------------------------------------------------------------------------------------------------
                    Boyds Wheels, Inc.(1)                                                                 100,000          1,200,000
                    ----------------------------------------------------------------------------------------------------------------
                    Cavalier Homes, Inc.                                                                   60,000          1,155,000
                    ----------------------------------------------------------------------------------------------------------------
                    Diamond Home Services, Inc.(1)                                                         60,000          1,860,000
                    ----------------------------------------------------------------------------------------------------------------
                    NHP, Inc.(1)                                                                           40,000            770,000
                    ----------------------------------------------------------------------------------------------------------------
                    Team Rental Group, Inc.(1)                                                             50,000            925,000
                                                                                                                      --------------
                                                                                                                           8,508,250

------------------------------------------------------------------------------------------------------------------------------------
Leisure & Entertainment--7.1%
                    Casa Ole Restaurants, Inc.(1)                                                         100,000          1,312,500
                    ----------------------------------------------------------------------------------------------------------------
                    Cinar Films, Inc., Cl. B(1)                                                            45,000          1,074,375
                    ----------------------------------------------------------------------------------------------------------------
                    Golden Bear Golf, Inc.(1)                                                              30,000            607,500
                    ----------------------------------------------------------------------------------------------------------------
                    Schlotzsky's, Inc.(1)                                                                  60,000            705,000
                    ----------------------------------------------------------------------------------------------------------------
                    Silver Diner, Inc.(1)                                                                  80,000            390,000
                    ----------------------------------------------------------------------------------------------------------------
                    Silver Diner, Inc.(1)(2)                                                               50,000            231,562
                    ----------------------------------------------------------------------------------------------------------------
                    Suburban Lodges of America, Inc.(1)                                                    13,000            305,500
                    ----------------------------------------------------------------------------------------------------------------
                    Taco Cabana, Inc., Cl. A(1)                                                            50,000            356,250
                                                                                                                      --------------
                                                                                                                           4,982,687

------------------------------------------------------------------------------------------------------------------------------------
Media--2.8%
                    Raster Graphics, Inc.(1)                                                               80,000            880,000
                    ----------------------------------------------------------------------------------------------------------------
                    SFX Broadcasting, Inc., Cl. A(1)                                                       12,000            507,000
                    ----------------------------------------------------------------------------------------------------------------
                    Wireless One, Inc.(1)                                                                  40,000            580,000
                                                                                                                      --------------
                                                                                                                           1,967,000

------------------------------------------------------------------------------------------------------------------------------------
Retail: General--2.6%
                    North Face, Inc. (The)(1)                                                              40,000            980,000
                    ----------------------------------------------------------------------------------------------------------------
                    Sport-Haley, Inc.(1)                                                                   60,000            810,000
                                                                                                                      --------------
                                                                                                                           1,790,000

------------------------------------------------------------------------------------------------------------------------------------
Retail: Specialty--5.8%
                    Cost Plus, Inc.(1)                                                                     30,000            810,000
                    ----------------------------------------------------------------------------------------------------------------
                    Marks Bros. Jewelers, Inc.(1)                                                          60,000          1,440,000
                    ----------------------------------------------------------------------------------------------------------------
                    NuCo2, Inc.(1)                                                                         30,000            780,000
                    ----------------------------------------------------------------------------------------------------------------
                    Party City Corp.(1)                                                                    50,000          1,050,000
                                                                                                                      --------------
                                                                                                                           4,080,000

------------------------------------------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals--25.0%
------------------------------------------------------------------------------------------------------------------------------------
Healthcare/Drugs--4.7%
                    Diagnostic Health Services, Inc.(1)                                                   140,000            883,750
                    ----------------------------------------------------------------------------------------------------------------
                    EuroMed, Inc.(1)                                                                       65,000            390,000
                    ----------------------------------------------------------------------------------------------------------------
                    Global Pharmaceutical Corp.(1)                                                         40,000            350,000
                    ----------------------------------------------------------------------------------------------------------------
                    IRIDEX Corp.(1)                                                                       100,000            950,000
                    ----------------------------------------------------------------------------------------------------------------
                    Norland Medical Systems, Inc.(1)                                                       40,000            720,000
                                                                                                                      --------------
                                                                                                                           3,293,750


                    6  Oppenheimer Enterprise Fund


                                                                                                                      Market Value
                                                                                                          Shares      See Note 1
------------------------------------------------------------------------------------------------------------------------------------
Healthcare/Supplies &
Services--20.3%
                    Apogee, Inc.(1)                                                                       240,000     $    1,545,000
                    ----------------------------------------------------------------------------------------------------------------
                    Biopsys Medical, Inc.(1)                                                               29,000            413,250
                    ----------------------------------------------------------------------------------------------------------------
                    Calypte Biomedical Corp.(1)                                                            80,000            800,000
                    ----------------------------------------------------------------------------------------------------------------
                    Capstone Pharmacy Services, Inc.(1)                                                   100,000          1,187,500
                    ----------------------------------------------------------------------------------------------------------------
                    Cardiovascular Dynamics, Inc.(1)                                                       70,000          1,050,000
                    ----------------------------------------------------------------------------------------------------------------
                    Carriage Services, Inc.(1)                                                             60,000          1,095,000
                    ----------------------------------------------------------------------------------------------------------------
                    EP MedSystems, Inc.(1)                                                                100,000            550,000
                    ----------------------------------------------------------------------------------------------------------------
                    First Commonwealth, Inc.(1)                                                            29,000            688,750
                    ----------------------------------------------------------------------------------------------------------------
                    General Surgical Innovations, Inc.(1)                                                  50,000            500,000
                    ----------------------------------------------------------------------------------------------------------------
                    HumaScan, Inc.(1)                                                                     150,000            937,500
                    ----------------------------------------------------------------------------------------------------------------
                    IMPATH, Inc.(1)                                                                        50,000            575,000
                    ----------------------------------------------------------------------------------------------------------------
                    Intercardia, Inc.(1)                                                                   38,000            819,375
                    ----------------------------------------------------------------------------------------------------------------
                    Life Medical Sciences, Inc.(1)                                                         70,000            555,625
                    ----------------------------------------------------------------------------------------------------------------
                    Meridian Diagnostics, Inc.                                                             80,000          1,130,000
                    ----------------------------------------------------------------------------------------------------------------
                    Novoste Corp.(1)                                                                       60,000            570,000
                    ----------------------------------------------------------------------------------------------------------------
                    QIAGEN NV(1)                                                                           15,000           3 58,125
                    ----------------------------------------------------------------------------------------------------------------
                    Res-Care, Inc.(1)                                                                      35,000            634,375
                    ----------------------------------------------------------------------------------------------------------------
                    Ventana Medical Systems, Inc.(1)                                                       50,000            750,000
                                                                                                                      --------------
                                                                                                                          14,159,500

------------------------------------------------------------------------------------------------------------------------------------
Energy--5.6%
------------------------------------------------------------------------------------------------------------------------------------
Energy Services &
Producers--4.6%
                    3-D Geophysical, Inc.(1)                                                               75,000            675,000
                    ----------------------------------------------------------------------------------------------------------------
                    FX Energy, Inc.(1)                                                                    100,000            831,250
                    ----------------------------------------------------------------------------------------------------------------
                    HarCor Energy, Inc.(1)                                                                 70,000            306,250
                    ----------------------------------------------------------------------------------------------------------------
                    NUMAR Corp.(1)                                                                         45,000            691,875
                    ----------------------------------------------------------------------------------------------------------------
                    Trico Marine Services, Inc.(1)                                                         30,500            716,750
                                                                                                                      --------------
                                                                                                                           3,221,125

------------------------------------------------------------------------------------------------------------------------------------
Oil-Integrated--1.0%
                    Dailey Petroleum Services Corp.(1)                                                     80,000            730,000

------------------------------------------------------------------------------------------------------------------------------------
Financial--4.3%
------------------------------------------------------------------------------------------------------------------------------------
Diversified Financial--4.3%
                    Investors Financial Services Corp.                                                     45,000          1,018,125
                    ----------------------------------------------------------------------------------------------------------------
                    Rockford Industries, Inc.(1)                                                           40,000            755,000
                    ----------------------------------------------------------------------------------------------------------------
                    Winthrop Resources Corp.                                                               50,000          1,237,500
                                                                                                                      --------------
                                                                                                                           3,010,625

------------------------------------------------------------------------------------------------------------------------------------
Industrial--12.1%
------------------------------------------------------------------------------------------------------------------------------------
Industrial Services--10.3%
                    CORT Business Services Corp.(1)                                                        35,000            700,000
                    ----------------------------------------------------------------------------------------------------------------
                    Data Processing Resources Corp.(1)                                                     15,000            277,500
                    ----------------------------------------------------------------------------------------------------------------
                    DYNAMEX, INC.(1)                                                                      100,000            825,000
                    ----------------------------------------------------------------------------------------------------------------
                    ICT Group, Inc.(1)                                                                     15,000            243,750
                    ----------------------------------------------------------------------------------------------------------------
                    PC Service Source, Inc.(1)                                                             25,000            350,000
                    ----------------------------------------------------------------------------------------------------------------
                    Right Management Consultants, Inc.(1)                                                   5,000            120,625
                    ----------------------------------------------------------------------------------------------------------------
                    Service Experts, Inc.(1)                                                              100,000          1,637,500
                    ----------------------------------------------------------------------------------------------------------------
                    Stericycle, Inc.(1)                                                                    75,000            731,250
                    ----------------------------------------------------------------------------------------------------------------
                    Superior Services, Inc.(1)                                                             50,000            812,500


                    7  Oppenheimer Enterprise Fund


                    Statement of Investments   (Continued)

                                                                                                                      Market Value
                                                                                                          Shares      See Note 1
------------------------------------------------------------------------------------------------------------------------------------
Industrial Services
(continued)
                    Unidigital, Inc.(1)                                                                    90,000    $      573,750
                    ----------------------------------------------------------------------------------------------------------------
                    Vincam Group, Inc.(1)                                                                  30,000           900,000
                                                                                                                     --------------
                                                                                                                          7,171,875

------------------------------------------------------------------------------------------------------------------------------------
Transportation--1.8%
                    Genesee & Wyoming, Inc., Cl. A(1)                                                      50,000         1,250,000
------------------------------------------------------------------------------------------------------------------------------------
Technology--19.0%
------------------------------------------------------------------------------------------------------------------------------------
Computer Hardware--2.8%
                    CHS Electronics, Inc.(1)                                                               40,000           480,000
                    ----------------------------------------------------------------------------------------------------------------
                    Encad, Inc.(1)                                                                         30,000           870,000
                    ----------------------------------------------------------------------------------------------------------------
                    MicroTouch Systems, Inc.(1)                                                            40,000           590,000
                                                                                                                     --------------
                                                                                                                          1,940,000

------------------------------------------------------------------------------------------------------------------------------------
Computer Software--13.7%
                    ANSYS, Inc.(1)                                                                         80,000           910,000
                    ----------------------------------------------------------------------------------------------------------------
                    Engineering Animation, Inc.(1)                                                          9,500           182,875
                    ----------------------------------------------------------------------------------------------------------------
                    Gensym Corp.(1)                                                                        30,000           637,500
                    ----------------------------------------------------------------------------------------------------------------
                    Inference Corp., Cl. A(1)                                                              50,000           781,250
                    ----------------------------------------------------------------------------------------------------------------
                    Integrated Measurement Systems, Inc.(1)                                                30,000           517,500
                    ----------------------------------------------------------------------------------------------------------------
                    Mecon, Inc.(1)                                                                         35,000           833,438
                    ----------------------------------------------------------------------------------------------------------------
                    OrCAD, Inc.(1)                                                                         31,500           346,500
                    ----------------------------------------------------------------------------------------------------------------
                    Planning Sciences International PLC, Sponsored ADR(1)                                  31,000           426,250
                    ----------------------------------------------------------------------------------------------------------------
                    Siebel Systems, Inc.(1)                                                                20,000           822,500
                    ----------------------------------------------------------------------------------------------------------------
                    Software 2000, Inc.(1)                                                                 50,000           556,250
                    ----------------------------------------------------------------------------------------------------------------
                    SPSS, Inc.(1)                                                                          10,000           238,750
                    ----------------------------------------------------------------------------------------------------------------
                    SQA, Inc.(1)                                                                           30,000           712,500
                    ----------------------------------------------------------------------------------------------------------------
                    Verilink Corp.(1)                                                                      30,000           772,500
                    ----------------------------------------------------------------------------------------------------------------
                    Versant Object Technology Corp.(1)                                                     40,000           660,000
                    ----------------------------------------------------------------------------------------------------------------
                    Visigenic Software, Inc.(1)                                                            90,000         1,192,500
                    ----------------------------------------------------------------------------------------------------------------
                                                                                                                          9,590,313
                                                                                                                     --------------

------------------------------------------------------------------------------------------------------------------------------------
Electronics--2.5%
                    BENCHMARQ Microelectronics, Inc.(1)                                                    50,000           537,500
                    ----------------------------------------------------------------------------------------------------------------
                    Mackie Designs, Inc.(1)                                                                28,000           255,500
                    ----------------------------------------------------------------------------------------------------------------
                    Ultrak, Inc.(1)                                                                        40,000           950,000
                                                                                                                     --------------
                                                                                                                          1,743,000
                                                                                                                     --------------
                    Total Common Stocks (Cost $56,526,193)                                                               67,438,125

                                                                                                       Face
                                                                                                       Amount
====================================================================================================================================
Repurchase Agreement--5.7%
------------------------------------------------------------------------------------------------------------------------------------
                    Repurchase agreement with PaineWebber, Inc., 5.25%, dated 8/30/96, to be repurchased at $4,002,333 on 9/3/96, collateralized by U.S. Treasury
                    Nts., 5.50%--9.25%, 6/30/98--3/31/01, with a value of $4,126,661
                    (Cost $4,000,000)                                                                  $4,000,000         4,000,000
------------------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $60,526,193)                                                              102.2%       71,438,125
------------------------------------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                                                        (2.2)       (1,565,586)
                                                                                                            -----    --------------
Net Assets                                                                                                  100.0%   $   69,872,539
                                                                                                            =====    ==============

1.   Non-income producing security

2. Identifies issues considered to be illiquid--See Note 5 of Notes to Financial Statements.

See accompanying Notes to Financial Statements.


                    8  Oppenheimer Enterprise Fund


                    Statement of Assets and Liabilities   August 31, 1996

===================================================================================================================================
Assets              Investments, at value (cost $60,526,193)--see accompanying statement                               $ 71,438,125
                    ---------------------------------------------------------------------------------------------------------------
                    Cash                                                                                                     83,218
                    ---------------------------------------------------------------------------------------------------------------
                    Receivables:
                    Shares of beneficial interest sold                                                                      138,069
                    Interest and dividends                                                                                    1,167
                    ---------------------------------------------------------------------------------------------------------------
                    Other                                                                                                    16,762
                                                                                                                       ------------
                    Total assets                                                                                         71,677,341

===================================================================================================================================
Liabilities         Payables and other liabilities:
                    Investments purchased                                                                                 1,631,127
                    Shares of beneficial interest redeemed                                                                   60,853
                    Distribution and service plan fees                                                                       27,530
                    Shareholder reports                                                                                      23,793
                    Trustees' fees                                                                                            6,505
                    Transfer and shareholder servicing agent fees                                                             5,825
                    Other                                                                                                    49,169
                                                                                                                       ------------
                    Total liabilities                                                                                     1,804,802

===================================================================================================================================
Net Assets                                                                                                             $ 69,872,539
                                                                                                                       ============

===================================================================================================================================
Composition of      Paid-in capital                                                                                    $ 56,700,270
Net Assets          ---------------------------------------------------------------------------------------------------------------
                    Accumulated net investment loss                                                                          (2,168)
                    ---------------------------------------------------------------------------------------------------------------
                    Accumulated net realized gain on investment transactions                                              2,262,505
                    ---------------------------------------------------------------------------------------------------------------
                    Net unrealized appreciation on investments                                                           10,911,932
                                                                                                                       ------------
                    Net assets                                                                                         $ 69,872,539
                                                                                                                       ============

===================================================================================================================================
Net Asset Value     Class A Shares:
Per Share           Net asset value and redemption price per share (based on net assets of $44,421,134
                    and 2,870,373 shares of beneficial interest outstanding)                                                 $15.48
                    Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)          $16.42

                    ---------------------------------------------------------------------------------------------------------------
                    Class B Shares:
                    Net asset value, redemption price and offering price per share (based on net assets
                    of $20,605,760 and 1,339,024 shares of beneficial interest outstanding)                                  $15.39

                    ---------------------------------------------------------------------------------------------------------------
                    Class C Shares:
                    Net asset value, redemption price and offering price per share (based on net assets
                    of $4,845,645 and 314,939 shares of beneficial interest outstanding)                                     $15.39

                    See accompanying Notes to Financial Statements.


                    9  Oppenheimer Enterprise Fund


                    Statement of Operations   For the Period from November 7, 1995 (commencement of operations) to August 31, 1996

===================================================================================================================================
Investment Income   Interest                                                                                            $   402,125
                    ---------------------------------------------------------------------------------------------------------------
                    Dividends                                                                                                 6,300
                                                                                                                       ------------
                    Total income                                                                                            408,425

===================================================================================================================================
Expenses            Management fees--Note 4                                                                                 294,228
                    ---------------------------------------------------------------------------------------------------------------
                    Distribution and service plan fees--Note 4:
                    Class A                                                                                                  56,100
                    Class B                                                                                                 115,103
                    Class C                                                                                                  28,304
                    ---------------------------------------------------------------------------------------------------------------
                    Transfer and shareholder servicing agent fees--Note 4                                                   119,738
                    ---------------------------------------------------------------------------------------------------------------
                    Shareholder reports                                                                                      75,272
                    ---------------------------------------------------------------------------------------------------------------
                    Registration and filing fees:
                    Class A                                                                                                  14,116
                    Class B                                                                                                   6,607
                    Class C                                                                                                   1,542
                    ---------------------------------------------------------------------------------------------------------------
                    Legal and auditing fees                                                                                  20,309
                    ---------------------------------------------------------------------------------------------------------------
                    Trustees' fees and expenses--Note 1                                                                      11,777
                    ---------------------------------------------------------------------------------------------------------------
                    Custodian fees and expenses                                                                              17,968
                    ---------------------------------------------------------------------------------------------------------------
                    Other                                                                                                     5,617
                                                                                                                       ------------
                    Total expenses                                                                                          766,681
                    Less expenses paid indirectly                                                                           (15,107)
                                                                                                                       ------------
                    Net expenses                                                                                            751,574

===================================================================================================================================
Net Investment Loss                                                                                                        (343,149)

===================================================================================================================================
Realized and        Net realized gain on investments                                                                      2,595,623
Unrealized Gain     ---------------------------------------------------------------------------------------------------------------
                    Net change in unrealized appreciation or depreciation on investments                                 10,911,932
                                                                                                                       ------------
                    Net realized and unrealized gain                                                                     13,507,555

===================================================================================================================================
Net Increase in Net Assets Resulting From Operations                                                                   $ 13,164,406
                                                                                                                       ============

                    See accompanying Notes to Financial Statements.


                    10  Oppenheimer Enterprise Fund


                    Statement of Changes in Net Assets

                                                                                                                       Period Ended
                                                                                                                       August 31,
                                                                                                                       1996(1)
===================================================================================================================================
Operations          Net investment loss                                                                                $   (343,149)
                    ---------------------------------------------------------------------------------------------------------------
                    Net realized gain                                                                                     2,595,623
                    ---------------------------------------------------------------------------------------------------------------
                    Net change in unrealized appreciation or depreciation                                                10,911,932
                                                                                                                       ------------
                    Net increase in net assets resulting from operations                                                 13,164,406

===================================================================================================================================
Beneficial          Net increase in net assets resulting from beneficial interest
Interest            transactions--Note 2:
Transactions        Class A                                                                                              35,949,485
                    Class B                                                                                              16,853,753
                    Class C                                                                                               3,904,895

===================================================================================================================================
Net Assets          Total increase                                                                                       69,872,539
                    ---------------------------------------------------------------------------------------------------------------
                    Beginning of period                                                                                        --
                                                                                                                       ------------
                    End of period (including accumulated net investment loss of $2,168)                                $ 69,872,539
                                                                                                                       ============

                    1. For the period from November 7, 1995 (commencement of operations) to August 31, 1996.

                    See accompanying Notes to Financial Statements.


                    11  Oppenheimer Enterprise Fund


                    Financial Highlights

                                                                       Class A          Class B          Class C
                                                                       -------          -------          -------
                                                                       Period           Period           Period
                                                                       Ended            Ended            Ended
                                                                       Aug. 31,         Aug. 31,         Aug. 31,
                                                                       1996(1)          1996(1)          1996(1)
================================================================================================================
                    Per Share Operating Data:
                    Net asset value, beginning of period               $10.00           $10.00           $10.00
                    --------------------------------------------------------------------------------------------

                    Income (loss) from investment operations:
                    Net investment loss                                  (.05)            (.14)            (.14)
                    Net realized and unrealized gain                     5.53             5.53             5.53
                                                                       ------           ------           ------
                    Total income from investment operations              5.48             5.39             5.39
                    --------------------------------------------------------------------------------------------
                    Net asset value, end of period                     $15.48           $15.39           $15.39
                                                                       ======           ======           ======

                    ============================================================================================
                    Total Return, at Net Asset Value(2)                 54.80%           53.90%           53.90%

                    ============================================================================================
                    Ratios/Supplemental Data:
                    Net assets, end of period (in thousands)          $44,421          $20,606           $4,846
                    --------------------------------------------------------------------------------------------
                    Average net assets (in thousands)                 $30,655          $14,123           $3,472
                    --------------------------------------------------------------------------------------------
                    Ratios to average net assets:(3)
                    Net investment loss                                 (0.59)%          (1.37)%          (1.35)%
                    Expenses(4)                                          1.66%            2.44%            2.43%
                    --------------------------------------------------------------------------------------------
                    Portfolio turnover rate(5)                          155.6%           155.6%           155.6%
                    Average brokerage commission rate(6)              $0.0579          $0.0579          $0.0579


                    1. For the period from November 7, 1995 (commencement of operations) to August 31, 1996.

                    2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

                    3. Annualized.

                    4. The expense ratio reflects the effect of gross expenses paid indirectly by the Fund.

                    5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1996 were $119,556,759 and $65,626,188, respectively.

                    6. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period divided by the total number of related shares purchased and sold.

                    See  accompanying Notes to Financial Statements.


                    12  Oppenheimer Enterprise Fund

Notes to Financial Statements

================================================================================
1. Significant
Accounting Policies

Oppenheimer Enterprise Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek capital appreciation, primarily through investment in equity securities. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class B and Class C shares may be subject to a contingent deferred sales charge. All three classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term ``non--money market'' debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term ``money market type'' debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
Trustees' Fees and Expenses. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the period ended August 31, 1996, a provision of $2,168 was made for the Fund's projected benefit obligations, resulting in an accumulated liability of $2,168 at August 31, 1996.


13  Oppenheimer Enterprise Fund

================================================================================
1. Significant
Accounting Policies
(continued)

Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
Organization Costs. The Manager advanced $13,000 for organization and start-up costs of the Fund. Such expenses are being amortized over a five-year period from the date operations commenced. In the event that all or part of the Manager's initial investment in shares of the Fund is withdrawn during the amortization period, the redemption proceeds will be reduced to reimburse the Fund for any unamortized expenses, in the same ratio as the number of shares redeemed bears to the number of initial shares outstanding at the time of such redemption.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from the ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

      During the period ended August 31, 1996, the Fund adjusted the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the period ended August 31, 1996, amounts have been reclassified to reflect a decrease in accumulated net investment loss of $340,981, a decrease in accumulated net realized gain on investments of $333,118, and a decrease in paid-in capital of $7,863.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. Shares of
Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                              Period Ended August 31, 1996(1)
                                              ----------------------------------
                                              Shares               Amount
--------------------------------------------------------------------------------
Class A:
Sold                                          3,497,248            $ 45,306,140
Redeemed                                       (626,875)             (9,356,655)
                                              ---------            ------------
Net increase                                  2,870,373            $ 35,949,485
                                              =========            ============

--------------------------------------------------------------------------------
Class B:
Sold                                          1,532,771            $ 19,742,737
Redeemed                                       (193,747)             (2,888,984)
                                              ---------            ------------
Net increase                                  1,339,024            $ 16,853,753
                                              =========            ============

--------------------------------------------------------------------------------
Class C:
Sold                                            395,954            $  5,114,214
Redeemed                                        (81,015)             (1,209,319)
                                              ---------            ------------
Net increase                                    314,939            $  3,904,895
                                              =========            ============

1. For the period from November 7, 1995 (commencement of operations) to August 31, 1996.

================================================================================
3. Unrealized Gains and
Losses on Investments

At August 31, 1996, net unrealized appreciation on investments of $10,911,932 was composed of gross appreciation of $12,380,992, and gross depreciation of $1,469,060.


14  Oppenheimer Enterprise Fund

================================================================================
4. Management Fees
And Other Transactions
With Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of 0.75% of the first $200 million of aggregate net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of net assets in excess of $800 million. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses.

      For the period ended August 31, 1996, commissions (sales charges paid by investors) on sales of Class A shares totaled $552,815, of which $122,988 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $604,547 and $41,302, of which $8,752 was paid to an affiliated broker/dealer for Class B. During the period ended August 31, 1996, OFDI received contingent deferred sales charges of $20,035 and $1,237, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

      OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

      Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

      The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the period ended August 31, 1996, OFDI paid $1,282 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

      The Fund has adopted compensation type Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares that are outstanding for 6 years or less and on Class C shares, as compensation for sales commissions paid from its own resources at the time of sale and associated financing costs. If the Plans are terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plans were terminated. OFDI also receives a service fee of 0.25% per year as compensation for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. Both fees are computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the period ended August 31, 1996, OFDI retained $110,782 and $25,804, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. At August 31, 1996, OFDI had incurred unreimbursed expenses of $688,429 for Class B and $74,784 for Class C.

================================================================================
5. Illiquid and Restricted
Securities

At August 31, 1996, investments in securities included issues that are illiquid or restricted. The securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed from time to time) in illiquid or restricted securities. The aggregate value of these securities subject to this limitation at August 31, 1996 was $231,562, which represents 0.33% of the Fund's net assets. Information concerning these securities is as follows:

                                               Cost       Valuation Per Unit
Security                    Acquisition Date   Per Unit   As of August 31, 1996
--------------------------------------------------------------------------------
Silver Diner, Inc.          7/10/96            $5.50      $4.63


15  Oppenheimer Enterprise Fund

Independent Auditors' Report

================================================================================
The Board of Trustees and Shareholders of Oppenheimer Enterprise Fund:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer Enterprise Fund as of August 31, 1996, and the related statement of operations for the period then ended, the statement of changes in net assets for the period then ended and the financial highlights for the period from November 7, 1995 (commencement of operations) to August 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

      We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996 by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Enterprise Fund as of August 31, 1996, the results of its operations for the period then ended, the changes in its net assets for the period then ended, and the financial highlights for the period from November 7, 1995 (commencement of operations) to August 31, 1996, in conformity with generally accepted accounting principles.



KPMG Peat Marwick LLP

Denver, Colorado
September 23, 1996


16  Oppenheimer Enterprise Fund

Federal Income Tax Information   (Unaudited)

================================================================================
In early 1997 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1996. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Dividends paid by the Fund during the fiscal year ended August 31, 1996 which are not designated as capital gain distributions should be multiplied by 0.28% to arrive at the net amount eligible for the corporate dividend- received deduction.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.



17  Oppenheimer Enterprise Fund

Oppenheimer Enterprise Fund

================================================================================
Officers and        Leon Levy, Chairman of the Board of Trustees
Trustees            Donald W. Spiro, Vice Chairman of the Board of Trustees
                    Bridget A. Macaskill, Trustee and President
                    Robert G. Galli, Trustee
                    Benjamin Lipstein, Trustee
                    Elizabeth B. Moynihan, Trustee
                    Kenneth A. Randall, Trustee
                    Edward V. Regan, Trustee
                    Russell S. Reynolds, Jr., Trustee
                    Sidney M. Robbins, Trustee
                    Pauline Trigere, Trustee
                    Clayton K. Yeutter, Trustee
                    Jay W. Tracey, Vice President
                    George C. Bowen, Treasurer
                    Robert J. Bishop, Assistant Treasurer
                    Scott T. Farrar, Assistant Treasurer
                    Andrew J. Donohue, Secretary
                    Robert G. Zack, Assistant Secretary

================================================================================
Investment Adviser  OppenheimerFunds, Inc.

================================================================================
Distributor         OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and        OppenheimerFunds Services
Shareholder
Servicing Agent


================================================================================
Custodian of        The Bank of New York
Portfolio
Securities


================================================================================
Independent         KPMG Peat Marwick LLP
Auditors

================================================================================
Legal Counsel       Gordon Altman Butowsky Weitzen Shalov & Wein


                    This is a copy of a report to shareholders of Oppenheimer Enterprise Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Enterprise Fund. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


18 Oppenheimer Enterprise Fund

OppenheimerFunds Family

================================================================================
OppenheimerFunds offers over 50 funds designed to fit virtually every investment goal. Whether you're investing for retirement, your children's education or tax-free income, we have the funds to help you seek your objective.

      When you invest with OppenheimerFunds, you can feel comfortable knowing that you are investing with a respected financial institution with over 35 years of experience in helping people just like you reach their financial goals. And you're investing with a leader in global, growth stock and flexible fixed-income investments--with over 3 million shareholder accounts and more than $50 billion under OppenheimerFunds' management and that of our affiliates.

      At OppenheimerFunds we don't charge a fee to exchange shares. And you can exchange shares easily by mail or by telephone.1 For more information on Oppenheimer funds, please contact your financial adviser or call us at 1-800-525-7048 for a prospectus. You may also write us at the address shown on the back cover. As always, please read the prospectus carefully before you invest.

================================================================================
Stock Funds    Global Emerging Growth Fund        Growth Fund
               Enterprise Fund2                   Global Fund
               International Growth Fund          Quest Global Value Fund
               Discovery Fund                     Disciplined Value Fund
               Quest Small Cap Value Fund         Oppenheimer Fund
               Gold & Special Minerals Fund       Value Stock Fund
               Target Fund                        Quest Value Fund

================================================================================
Stock &        Main Street Income & Growth Fund   Equity Income Fund
Bond Funds     Quest Opportunity Value Fund       Disciplined Allocation Fund
               Total Return Fund                  Asset Allocation Fund
               Quest Growth & Income Value Fund   Strategic Income & Growth Fund
               Global Growth & Income Fund        Bond Fund for Growth

================================================================================
Bond Funds     International Bond Fund            Bond Fund
               High Yield Fund                    U.S. Government Trust
               Champion Income Fund               Limited-Term Government Fund
               Strategic Income Fund

================================================================================
Municipal      California Municipal Fund3         Insured Municipal Fund
Funds          Florida Municipal Fund3            Intermediate Municipal Fund
               New Jersey Municipal Fund3
               New York Municipal Fund3           Rochester Division
               Pennsylvania Municipal Fund3       Rochester Fund Municipals
               Municipal Bond Fund                Limited Term New York
                                                    Municipal Fund

================================================================================
Money Market
Funds(4)       Money Market Fund                  Cash Reserves

================================================================================
LifeSpan       Growth Fund                        Income Fund
               Balanced Fund

               1. Exchange privileges are subject to change or termination. Shares may be exchanged only for shares of the same class of eligible funds.

               2. Effective 4/1/96, the Fund is closed to new investors.

               3. Available only to investors in certain states.

               4. An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share.

               Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

               (C) Copyright 1996 OppenheimerFunds, Inc. All rights reserved.


               19 Oppenheimer Enterprise Fund

[BACK COVER]

Information

General Information
Monday-Friday 8:30 a.m.-9 p.m. ET
Saturday 10 a.m.-2 p.m. ET
1-800-525-7048

Telephone Transactions
Monday-Friday 8:30 a.m.-8 p.m. ET
1-800-852-8457

PhoneLink
24 hours a day, automated
information and transactions
1-800-533-3310

Telecommunications Device
for the Deaf (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET
1-800-843-4461

OppenheimerFunds
Information Hotline
24 hours a day,  timely and  insightful
messages on the economy and issues that
affect your investments
1-800-835-3104

RA0885.001.0896      October 31, 1996



[PHOTO-CUSTOMER SERVICE REPRESENTATIVE]

Customer Service Representative
OppenheimerFunds Services


"How may I help you?"

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

      And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

      When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

      For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

      You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

      So call us today--we're here to help.

--------------------------------------------------------------------------------

[LOGO] OppenheimerFunds(R)

OppenheimerFunds Distributor, Inc.
P.O. Box 5270
Denver, CO 80217-5270




----------------
Bulk Rate
U.S. Postage
PAID
Permit No. 314
Farmingdale, NY
----------------